UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K



                               CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934



                                              DATE OF REPORT:  August 12, 1998



                            INSILCO CORPORATION
           (Exact Name of Registrant as specified in its charter)




      Delaware                        0-22098               06-0635844
      --------                        -------               ----------

(State or other jurisdiction   (Commission File No.)    (IRS Employer
of incorporation or                                     Identification Number)
organization)


                           425 Metro Place North
                                Fifth Floor
                             Dublin, Ohio 43017
                               (614) 792-0468

             (Address, including zip code, and telephone number
                    including area code of Registrant's
                        principal executive offices)


ITEM 5.   OTHER EVENTS.

Insilco's press release issued August 12, 1998 is attached as an exhibit and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          Exhibit No.                                Description

            99 (a)                        Press release issued August 12, 1998.



                                 SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        INSILCO CORPORATION
                                       --------------------
                                       Registrant



Date:  August 12, 1998               By:  /s/ Kenneth H. Koch
                                       ----------------------
                                       Kenneth H. Koch
                                       Vice President and General Counsel



                               EXHIBIT INDEX



     Exhibit No.           Description


     99 (a)           Press release issued August 12, 1998